Exhibit 10.1


                       AMENDMENT NO. 1 TO CREDIT AGREEMENT



                  Amendment No. 1 dated as of February 28, 2006 (this "FIRST AMENDMENT") among SYNAGRO TECHNOLOGIES, INC., a Delaware corporation (the
"COMPANY"), the Lenders signatory hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                  The Company, the lenders party thereto from time (each a "LENDER" and, collectively, the "LENDERS"), the Administrative Agent, Lehman Commercial Paper, Inc., as Syndication Agent, and CIBC World Markets Corp., as Documentation Agent, are parties to a Credit Agreement dated as of April 29, 2005 (the "CREDIT Agreement"). The Company has requested that the Lenders agree to certain amendments to the Credit Agreement, and each of the Lenders signatory hereto (which Lenders collectively constitute the Required Lenders referred to in the Credit Agreement), have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided. Accordingly, the Company and the Lenders signatory hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

SECTION 1.01 DEFINITIONS. Unless otherwise defined herein, capitalized terms defined in the Credit Agreement have the same meanings when used in this First Amendment. The following additional term, as used herein, as the following meaning:


                  "CONSENTING LENDER" means each Lender that consents to this First Amendment on or prior to March 1, 2006, as evidenced by the receipt by Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Administrative Agent, of an executed counterpart signature page to this First Amendment from such Lender prior to 5:00 P.M. (local time in New York City) on March 6, 2006.

                                   ARTICLE II
                       AMENDMENTS TO THE CREDIT AGREEMENT

                  SECTION 2.01 AMENDMENTS TO THE CREDIT AGREEMENT.

                  (a) The definition of "Fixed Charge Coverage Ratio" in SECTION
1.01 of the Credit Agreement is hereby amended to read in full as follows:


                  "FIXED CHARGE COVERAGE RATIO" means, for any period, the ratio of (i) Consolidated EBITDA less the aggregate amount of Consolidated Capital Expenditures for such period (exclusive of Scheduled Capital Expenditures and the portion of Consolidated Capital Expenditures financed with (A) any Indebtedness, (B) any Qualifying Equity Issuance,
         (C) the Net Cash Proceeds of Asset Dispositions received during such period that are not required to be applied to repay Loans or cash collateralize L/C Obligations pursuant to SECTION 2.09(B)(II) or (D) in the case of Consolidated Capital Expenditures of Project Subsidiaries, the portion thereof not exceeding, in the aggregate for all Project Subsidiaries, the amount financed with Investments permitted under
         SECTION 7.06(A)(XVI)) less the aggregate amount of Taxes paid in cash during such period to (ii) Consolidated Fixed Charges for such period.

                  (b) The definition of "Transaction Expenses" in SECTION 1.01 of the Credit Agreement is hereby amended by inserting immediately after the word "Transaction" therein the phrase:

         or any amendment, waiver or modification of this Agreement (including, without limitation, the First Amendment dated as of February 28, 2006)

                  (c) SECTION 7.16(A) of the Credit Agreement is hereby amended to read in full as follows:


                  (a) LEVERAGE RATIO. The Leverage Ratio on the last day of each fiscal quarter ended during any period or on any date set forth below will not be greater than the ratio set forth below opposite such fiscal quarter:


===========================================================================
            FISCAL QUARTER ENDED                        LEVERAGE RATIO
---------------------------------------------------------------------------
6/30/05 through 12/31/05                                 4.50 to 1.0
---------------------------------------------------------------------------
3/31/06 through 6/30/06                                  4.75 to 1.0
---------------------------------------------------------------------------
9/30/06 through 3/31/07                                  4.90 to 1.0
---------------------------------------------------------------------------
6/30/07                                                  4.75 to 1.0
---------------------------------------------------------------------------
9/30/07 through 12/31/07                                 4.50 to 1.0
---------------------------------------------------------------------------
3/31/08 through 6/30/08                                  4.25 to 1.0
---------------------------------------------------------------------------
9/30/08 and thereafter                                   4.00 to 1.0
===========================================================================

                  (d) SECTION 7.16(B) of the Credit Agreement is hereby amended to read in full as follows:


                  (b) INTEREST COVERAGE RATIO. The Interest Coverage Ratio on the last day of each fiscal quarter ending during any period or on any date set forth below, in each case for the period of four consecutive fiscal quarters of the Company then ending and taken as a single accounting period, will not be less than the ratio set forth below opposite such fiscal quarter:


===========================================================================
            FISCAL QUARTER ENDED                  INTEREST COVERAGE RATIO
---------------------------------------------------------------------------
6/30/05 through 12/31/05                                3.50 to 1.0
---------------------------------------------------------------------------
3/31/06 through 6/30/06                                 3.00 to 1.0
---------------------------------------------------------------------------
9/30/06 through 9/30/07                                 2.75 to 1.0
---------------------------------------------------------------------------
12/31/07 through 3/31/08                                3.00 to 1.0
---------------------------------------------------------------------------
6/30/08 through 9/30/08                                 3.25 to 1.0
---------------------------------------------------------------------------
12/31/08                                                3.40 to 1.0
---------------------------------------------------------------------------
3/31/09 and thereafter                                  3.50 to 1.0
===========================================================================

                  (e) The initial parenthetical in the first sentence of SECTION 6.12(A) of the Credit Agreement and the parenthetical in the definition of "Subsidiary Guarantor" in SECTION 1.01 of the Credit Agreement are each hereby amended to read in full as follows:


         (other than (i) Project Subsidiaries except to the extent not prohibited by the terms of the instruments governing any Project Non-Recourse Debt of such Project Subsidiary, (ii) Foreign Subsidiaries, (iii) those Subsidiaries having limited or negligible assets as of the Closing Date which are to be merged into, or liquidated or dissolved and their residual assets distributed to, one or more Loan Parties within 90 days after the Closing Date pursuant to the Company's reorganization plan disclosed to the Administrative Agent prior to the Closing Date and (iv)Synagro of Minnesota - Rehbein, LLC, Organi Gro, LLC and Soaring Vista Properties, LLC)

                                  ARTICLE III
                         CONDITIONS; EFFECT OF AMENDMENT

                  SECTION 3.01 CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT. This First Amendment, and the amendments contained herein, shall become effective as of the date hereof on the date (the "FIRST AMENDMENT
EFFECTIVE DATE") when each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Administrative Agent:

                  (a) EXECUTION AND DELIVERY OF THIS FIRST AMENDMENT. The Company and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to Fried, Frank, Harris, Shriver & Jacobson, LLP, One New York Plaza, 10004 Attention: Joyce Chang (facsimile 212-859-8586.

                  (b) ACKNOWLEDGEMENT. The Administrative Agent shall have received counterparts of an Acknowledgement and Agreement, substantially in the form of EXHIBIT A hereto, duly executed by each of the Loan Parties (other than the Company).

                  (c) FEES IN RESPECT OF FIRST AMENDMENT. The Company shall have paid to the Administrative Agent for the account of each Consenting Lender a fee equal to 7.5 basis points on each such Consenting Lender's Revolving Commitment and on the aggregate outstanding principal amount of its Term B Loans on the First Amendment Effective Date.

                  (d) COUNSEL FEES. The Administrative Agent shall have received full payment from the Company of the fees and expenses of Fried, Frank, Harris, Shriver & Jacobson LLP described in SECTION 10.04(A) of the Credit Agreement and in SECTION 5.05 of this First Amendment which are billed through the First Amendment Effective Date.

                  (e) OTHER. The Administrative Agent shall have received such other documents, instruments, agreements or information as may be reasonably requested by the Administrative Agent. All corporate and legal proceedings and all instruments and agreements relating to the transactions contemplated by this First Amendment or in any other document delivered in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel. The documents referred to in this Section shall be delivered to the Administrative Agent no later than the First Amendment Effective Date.

                  SECTION 3.02 EFFECTS OF THIS FIRST AMENDMENT.

                  (a) On the First Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendments thereto provided for in this First Amendment, with the amendment set forth in SECTION 2.01(D) above being retroactive to the Closing Date. On and after the First Amendment Effective Date, the rights and obligations of the parties hereto shall be governed by the Credit Agreement, as amended by this First Amendment. Once the First Amendment Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement as amended by this First Amendment. Promptly after the First Amendment Effective Date occurs, the Administrative Agent shall notify the Company and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

                  (b) Other than as specifically provided herein, this First Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this First Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This First Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Company other than pursuant to the strict terms of the Credit Agreement and the other Loan Documents, as amended or supplemented to date (including by means of this First Amendment).

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01 REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to consent to the amendments contained herein and to enter into this First Amendment, the Company represents and warrants as set forth below:

                  (a) Both immediately before and immediately after giving effect to this First Amendment, the representations and warranties set forth in
ARTICLE V of the Credit Agreement and each other Loan Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

                  (b) This First Amendment constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (c) The parties signatory to the Acknowledgment and Agreement delivered pursuant to SECTION 3.01(B) of this First Amendment constitute all of the Persons who (together with the Company) are or are required under the terms of the Loan Documents to be Loan Parties.

                                   ARTICLE V
                                  MISCELLANEOUS

                  SECTION 5.01 HEADINGS. The various headings of this First Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment or any provisions hereof.

                  SECTION 5.02 EXECUTION IN COUNTERPARTS. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile shall be effective as an original.

                  SECTION 5.03 SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  SECTION 5.04 GOVERNING LAW; ENTIRE AGREEMENT. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This First Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

                  SECTION 5.05 FEES AND EXPENSES.  The Company agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this First Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the fees and disbursements of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Administrative Agent.

                  SECTION 5.06 LOAN DOCUMENT PURSUANT TO CREDIT AGREEMENT. This First Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).



                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the signatories hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


THE COMPANY:                      SYNAGRO TECHNOLOGIES, INC.



                                  By:  /S/ ALVIN L. THOMAS, II
                                       ------------------------------------
                                       Name:  Alvin L. Thomas, II
                                       Title:   Executive Vice President


ADMINISTRATIVE AGENT:             BANK OF AMERICA, N.A.,
                                  as Administrative Agent


                                  By:
                                     ---------------------------------------
                                       Name:
                                       Title:

                      SIGNATURE  PAGE TO AMENDMENT  NO. 1 DATED AS OF FEBRUARY
LENDERS: 28, 2006 TO THE CREDIT AGREEMENT DATED AS OF APRIL 29, 2005 AMONG SYNAGRO TECHNOLOGIES, INC., THE LENDERS PARTY THERETO FROM TIME, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, LEHMAN COMMERCIAL PAPER, INC., AS SYNDICATION AGENT, AND CIBC WORLD MARKETS CORP., AS DOCUMENTATION AGENT


                      BANK OF AMERICA,  N.A., as Administrative Agent, for and
                           on behalf of the  Required  Lenders as  provided in
                           Section 10.01 of the Credit Agreement


                      By:
                         ---------------------------------------------------
                           Name:
                           Title:

                                                                       Exhibit A
                          ACKNOWLEDGEMENT AND AGREEMENT



                  Each Loan Party listed below hereby acknowledges that it has reviewed the First Amendment to the Credit Agreement to which this Acknowledgement and Agreement is attached as an exhibit (the "AMENDMENT") and hereby consents to the execution, delivery and performance thereof by the Company. Each Loan Party hereby confirms its obligation under each Loan Document to which it is a party and agrees that, after giving effect to the Amendment, neither the modification of the Credit Agreement or any other Loan Document effected pursuant to the Amendment, nor the execution, delivery, performance or effectiveness of the Amendment or any other Loan Document impairs the validity or effectiveness of any Loan Document to which it is a party or impairs the validity, effectiveness or priority of the Liens granted pursuant to any other Loan Document to which it is a party or by which it is otherwise bound. Each Loan Party hereby further agrees that the Liens created pursuant to the Loan Documents continue unimpaired with the same enforceability and priority to secure repayment of all Loans and other obligations arising thereunder, whether heretofore or hereafter incurred. Under the foregoing circumstances, the position of the Administrative Agent and the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Loan Documents, and the ability of the Administrative Agent to enforce the provisions of the Loan Documents and to realize upon such Liens pursuant to the terms of the Loan Documents, have not been adversely affected in any material respect by the modification of the Credit Agreement, the modification of any other Loan Document effected pursuant to the Amendment or the execution, delivery, performance or effectiveness of the Amendment.


                             ST INTERCO, INC.


                             By: /s/ Alvin L. Thomas, II
                             ----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:  Vice President

                             SYNAGRO DELAWARE, LLC


                             By:  /S/ JAMES P. CHARMICHAEL
                             -----------------------------------------------
                                  Name:   James P. Carmichael
                                  Title:   President

                             SYNAGRO CENTRAL, LLC


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             SYNAGRO NORTHEAST, LLC


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:  Vice President

                             SYNAGRO SOUTH, LLC


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             SYNAGRO WEST, LLC


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             SYNAGRO OF CALIFORNIA, LLC


                             By: /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:   Alvin L. Thomas, II
                                  Title:   Vice President

                             EARTHWISE ORGANICS, LLC


                             By: /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             SYNAGRO-WWT, INC.


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             ENVIRONMENTAL PROTECTION &
                                IMPROVEMENT COMPANY, LLC


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:   Alvin L. Thomas, II
                                  Title:    Vice President

                             PROVIDENCE SOILS, LLC

                             By:  SYNAGRO TECHNOLOGIES, INC.,
                                  as Manager


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:   Alvin L. Thomas, II
                                  Title:   Executive Vice President

                             SYNAGRO TEXAS, LLC


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             SYNAGRO OF TEXAS - CDR, INC.


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             SYNAGRO MANAGEMENT, L.P.

                             By:  SYNAGRO TEXAS, LLC
                                  as General Partner


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             SYNAGRO COMPOSTING COMPANY OF CALIFORNIA, LLC


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             SYNAGRO-CONNECTICUT, LLC


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             SYNAGRO-WCWNJ, LLC


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             SYNAGRO WOONSOCKET, LLC


                             By: /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             SYNAGRO-BALTIMORE L.L.C.


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             NETCO-WATERBURY, LIMITED PARTNERSHIP

                             By:  SYNAGRO OF TEXAS-CDR, INC.
                                  as General Partner


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             NEW HAVEN RESIDUALS, LIMITED PARTNERSHIP

                             By:  SYNAGRO TEXAS-CDR, INC.
                                  as General Partner


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:    Vice President

                             GRAND RAPIDS BIOSOLIDS PROCESSING COMPANY, LLC

                             By:  SYNAGRO-WWT, INC.
                                  as Operating Manager


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President


                             NEW YORK ORGANIC FERTILIZER COMPANY

                             By:  SYNAGRO SOUTH, LLC,
                                  as Partner


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President

                             By:  SYNAGRO CENTRAL, LLC,
                                  as Partner


                             By:  /S/ ALVIN L. THOMAS, II
                             -----------------------------------------------
                                  Name:  Alvin L. Thomas, II
                                  Title:   Vice President